UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At our 2012 annual meeting of shareholders (the “Annual Meeting”) held on May 23, 2012, shareholders present in person or represented by proxy voted on the matters described below. There were 621,244,882 shares entitled to be voted at the Annual Meeting, of which 549,446,506 shares were present or represented for purposes of constituting a quorum. At the Annual Meeting, the Company’s shareholders (1) approved the charter amendment to declassify our board of directors, (2) approved the charter amendment to increase our authorized shares of common stock from 800,000,000 to 1,600,000,000, (3) elected the four persons listed below to serve as our directors for one-year terms, (4) ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2012, (5) approved, on an advisory basis, the compensation of our named executive officers, (6) did not approve a shareholder proposal regarding bonus deferrals, (7) did not approve a shareholder proposal regarding performance-based restricted stock and (8) did not approve a shareholder proposal regarding political contributions reports. You can find additional information about each of these matters in our Proxy Statement dated April 10, 2012.

Our independent judge of election reported the vote of shareholders as follows:

1(a). Approve charter amendments to declassify our board of directors

For	418,348,477
Against	4,703,664
Abstain	1,291,437
Broker non-votes	125,102,928

1(b). Approve charter amendment to increase our authorized shares

For	497,291,172
Against	50,080,656
Abstain	2,074,678
Broker non-votes	N/A

2. Elect four directors to serve until 2013

Nominees	For	Withheld	Broker Non-Votes
Fred R. Nichols	418,990,586	5,352,992	125,102,928
Harvey P. Perry	417,331,559	7,012,019	125,102,928
Laurie A. Siegel	419,447,462	4,896,116	125,102,928
Joseph R. Zimmel	416,573,791	7,769,787	125,102,928

The other directors whose terms continued after the meeting are: Virginia Boulet; Peter C. Brown; Richard A. Gephardt; W. Bruce Hanks; Gregory J. McCray; C. G. Melville, Jr.; William A. Owens; Glen F. Post, III; and Michael J. Roberts.

3. Ratify the appointment of KPMG LLP as our independent auditor for 2012

For	510,068,686
Against	38,028,877
Abstain	1,348,943
Broker non-votes	N/A

4. Approve, on a non-binding and advisory basis, the overall compensation of our named executive officers

For	409,915,713
Against	12,433,205
Abstain	1,994,660
Broker non-votes	125,102,928

5(a). Shareholder proposal regarding bonus deferrals

For	122,404,825
Against	297,819,409
Abstain	4,119,344
Broker non-votes	125,102,928

5(b). Shareholder proposal regarding performance-based restricted stock

For	115,256,910
Against	305,009,484
Abstain	4,077,184
Broker non-votes	125,102,928

5(c). Shareholder proposal regarding disclosure of political contributions

For	160,187,225
Against	229,750,084
Abstain	34,406,269
Broker non-votes	125,102,928

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibit to this current report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: May 30, 2012

Exhibit Index

Exhibit No.	Description

3.1*	Amended and Restated Articles of Incorporation of CenturyLink, Inc., dated as of May 23, 2012.

*	Filed herewith.